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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): JUNE 6, 1997

                  ---------------------------------------------

                         TRANSCRYPT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-21681                  47-0801192
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

                  4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (402) 474-4800
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Item 5.  Other Events.

         On June 6, 1997, Transcrypt International, Inc. (the "Registrant") executed a letter of intent (the "Letter of Intent") with E.F. Johnson Company, its sole stockholder (EFJ Partners), and its wholly-owned subsidiaries, E.F. Johnson Communications, Inc. and E.F. Johnson International, Inc. (collectively, "EFJ") relating to the Registrant's proposed acquisition of substantially all of the assets and assumption of certain liabilities of EFJ for a combination of cash and the possible assumption of additional indebtedness of EFJ totaling $34,000,000 in the aggregate, which amount is subject to certain adjustments as specified in the Letter of Intent. In connection with the Letter of Intent and to support EFJ's operations, the Registrant has also agreed to deliver standby letters of credit in favor of EFJ's bonding companies to secure the obligations of EFJ under certain surety bonds. Under such arrangement, the maximum aggregate face amount of all outstanding letters of credit of the Registrant plus all outstanding reimbursement obligations under drawn letters of credit may not exceed $2,000,000. Such letters of credit will be secured by perfected liens, subject to the rights of the holder of certain of EFJ's senior indebtedness, on all of EFJ's assets, and a license to use EFJ's intellectual property rights. The letter of intent also contains a "no-shop" obligation by EFJ and its stockholder and provides for a "topping fee" agreement whereby EFJ would pay to the Registrant $1,500,000 if EFJ entered into an alternative transaction involving the sale or merger of EFJ. On June 11, 1997, the First Amendment to the Letter of Intent was entered into to provide for an extension of time to complete the requirements set forth in paragraph 4(a) of the Letter of Intent.

         The proposed acquisition remains subject to the negotiation and execution of a definitive acquisition agreement, which will contain customary representations and warranties and customary conditions, including, among other things, approval of the transaction by the respective Boards of Directors of the Registrant and EFJ, compliance with the Hart-Scott-Rodino Antitrust Improvements Act and receipt of consents from certain of EFJ's lenders.

         The foregoing description of the terms of the Letter of Intent and the First Amendment does not purport to be a complete statement of the parties' rights and obligations, and is qualified in its entirety by reference to the Letter of Intent and the First Amendment, which are attached hereto as Exhibits
99.1 and 99.2, respectively, and the contents of which are incorporated herein by reference. Certain additional matters relating to the proposed transaction are more fully described in the Registrant's press release dated June 11, 1997, which is attached hereto as Exhibit 99.3 and the contents of which are also hereby incorporated herein by reference.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                  None required.

         (b)      Pro Forma Financial Information.

                  None required.

         (c)      Exhibits.


                  99.1 Letter of Intent, dated June 6, 1997, between Transcrypt International, Inc., on the one hand, and E.F. Johnson Company, E.F. Johnson Communications, Inc., E.F. Johnson International, Inc. and EFJ Partners, as the sole stockholder of E.F. Johnson Company, on the other hand.

                  99.2 First Amendment to Letter of Intent, dated June 11, 1997, between Transcrypt International, Inc., on the one hand, and E.F. Johnson Company, E.F. Johnson Communications, Inc., E.F. Johnson International, Inc. and EFJ Partners, as the sole stockholder of E.F. Johnson Company, on the other hand.

                  99.3 Press Release issued on June 11, 1997 by Transcrypt International, Inc.

                                     Annexes

         Pursuant to Item 601(b)(2) of Regulation S-K, certain annexes to the Letter Agreement and the First Amendment set forth above have been omitted. Registrant hereby agrees to furnish such annexes upon request of the Securities and Exchange Commission.

Annexes Omitted

Annex A           Form of Termination and Topping Fee Agreement
Annex B           Unaudited Balance Sheet of EFJ as of March 31, 1997
Annex C           Form of Securicor Investor Agreement
Annex D           Form of Noram Investor Agreement
Annex E           Form of Subordinated Security Agreement


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Annex F           Form of Subordinated Trademark Collateral Assignment and
                  Security Agreement
Annex G           Form of Subordinated Patent Collateral Assignment and
                  Security Agreement
Annex H           Form of Subordinated Copyright Collateral Assignment and
                  Security Agreement
Annex I           Form of Consent
Annex J           Form of Intercreditor Agreement


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    TRANSCRYPT INTERNATIONAL, INC.


Date: June 11, 1997                 By: /s/ John T. Connor
                                        -----------------------
                                        John T. Connor
                                        Chief Executive Officer
                                        (Principal executive officer and duly
                                        authorized signatory)


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